Exhibit 99.1

ARALEZ ANNOUNCES DEPARTURE OF CHIEF FINANCIAL OFFICER

Mississauga, Ontario, November 30, 2017 — Aralez Pharmaceuticals Inc. (NASDAQ: ARLZ) (TSX: ARZ) (“Aralez” or the “Company”) today announced that Scott J. Charles, Chief Financial Officer, is leaving the Company to pursue other opportunities, effective immediately. Michael Kaseta will assume the position of Interim Chief Financial Officer (“CFO”) along with his current duties as Corporate Controller. Mr. Kaseta has served as Corporate Controller since 2016 and brings a breadth of experience in all aspects of the Company’s financial operations. Prior to joining Aralez, Mr. Kaseta served as CFO of Sanofi North America, Global Services.

“The Board and I want to wish Scott the best in his future endeavors,” said Adrian Adams, Chief Executive Officer of Aralez. “We have full confidence in Mike’s ability to lead our finance operations, and we expect a seamless transition. As outlined in our recent third quarter press release, we are now positioning the Company for the next phase of growth as illustrated in our updated 2017 financial guidance and preliminary 2018 outlook. We are confident that we are on the pathway to achieve sustained profitability and growth as we execute on our goals to deliver shareholder value.”

About Aralez Pharmaceuticals Inc.

Aralez Pharmaceuticals Inc. (NASDAQ: ARLZ) (TSX: ARZ) is a global specialty pharmaceutical company focused on delivering meaningful products to improve patients’ lives while creating shareholder value by acquiring, developing and commercializing products primarily in cardiovascular and other specialty areas. Aralez’s Global Headquarters is in Ontario, Canada, the U.S. Headquarters is in Princeton, New Jersey and the Irish Headquarters is in Dublin, Ireland. More information about Aralez can be found at www.aralez.com.

Aralez Pharmaceuticals US Inc. Contact:

Nichol L. Ochsner

Executive Director, Investor Relations & Corporate Communications

732-754-2545

nochsner@aralez.com

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding and our expectation of a seamless transition of the CFO position; positioning the Company for the next phase of growth as illustrated in our updated 2017 financial guidance and preliminary 2018 outlook, which is included in our third quarter 2017 financial results press release dated November 9, 2017; the Company’s pathway to achieve sustained profitability and growth as we execute our goals to deliver shareholder value; and other statements that are not historical facts, and such statements are typically identified by use of terms such as “may,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “continue,” or the negative or similar words, variations of these words or other comparable words or phrases, although some forward-looking statements are expressed differently.

You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, and are based on current estimates and assumptions made by management in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that it believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct and, as a result, the forward-looking statements based on those estimates and assumptions could prove to be incorrect. Accordingly, actual results, level of activity, performance or achievements or future events or developments could differ materially from those expressed or implied in the forward-looking statements.

The Company’s operations, 2017 updated financial guidance and preliminary 2018 financial outlook involve risks and uncertainties, many of which are outside of the Company’s control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct and could cause the Company’s actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the Company’s inability to maintain a sales force of sufficient scale for the commercialization of its products in a timely and cost-effective manner; the Company’s failure to successfully commercialize its products and product candidates; competition, including increased generic competition; costs and delays in the development and/or approval of the Company’s product candidates, including as a result of the need to conduct additional studies or due to issues with third-party API or finished product manufacturers, or the failure to obtain such approval of the Company’s product candidates for all expected indications or in all targeted territories; with respect to certain products, dependence on reimbursement from third-party payors and the possibility of a failure to obtain coverage or reduction in the extent of reimbursement; the inability to maintain or enter into, and the risks resulting from the Company’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including the Company’s dependence on AstraZeneca AB and Horizon Pharma USA, Inc. for the sales and marketing of Vimovo, the Company’s dependence on Patheon Pharmaceuticals Inc. for the manufacture of Yosprala, the Company’s dependence on a subsidiary of Merck & Co. for the supply of Zontivity and the Company’s dependence on AstraZeneca AB for the manufacture and supply of Toprol-XL and its authorized generic (AG); the Company’s dependence on maintaining and renewing contracts with customers, distributors and other counterparties (certain of which may be under negotiation from time to time), including the Company’s inability to renew existing contracts or enter into new contracts on favorable terms, and the risks that we may not be able to maintain the Company’s existing terms with certain customers, distributors and other counterparties; the Company’s ability to protect its intellectual property and defend its patents, including if generic competitors successfully appeal the recent District Court decision with respect to certain Vimovo patents; regulatory obligations and oversight; failure to successfully identify, execute, integrate, maintain and realize expected benefits from new acquisitions, such as the acquisitions of Tribute, Zontivity and Toprol-XL and its AG; failure to realize the expected benefits of the Company’s initiatives to reduce costs and improve profitability; fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies; changes in laws and regulations, including tax laws and unanticipated tax liabilities and laws and regulations regarding the pricing of pharmaceutical products; risks related to the Company’s financing and liquidity; general adverse economic, market and business conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission (SEC) filings and reports and Canadian securities law filings, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the  third quarter ended September 30, 2017, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.aralez.com, and those described from time to time in the Company’s future reports filed with the SEC and applicable securities regulatory authorities in Canada. You should not place undue importance on forward-looking statements and should not rely upon this information as of any other date. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.